Tax Situation	12 Months Ended
Dec. 31, 2023
Tax Situation [Abstract]
Tax Situation
28.	Tax Situation

A.	According to current provisions legally in force for Peru, Chile, and Colombia, each company of the Corporation is individually subject to the applicable taxes. The Management considers that it has calculated the income tax base according to the current tax provisions legally in force for every country.

The Company and subsidiaries are subject to Peruvian tax regime. As of December 31, 2022 and 2023, the Corporate Income Tax rate in Peru is calculated on the basis of the net taxable income determined by the Company at a rate of 29.5% and the Income tax rate applicable to the distribution of dividends and any other form of profit distribution is 5%.

B.	In accordance with current Peruvian tax legislation, non-domiciled individuals only pay taxes for its Peruvian source income. Thus, in general terms, revenues obtained by non-domiciled individuals from the services rendered in the country shall be subject to a 30% Income Tax on gross income; provided that no double tax treaties are applicable. Currently, Peru has entered into double tax treaties with the Andean Community, Chile, Canada, Brazil, Portugal, Switzerland, Mexico, and South Korea.

Concerning the technical assistance or digital services rendered by non-domiciled individuals to domiciled individuals, regardless of the place where the service is rendered, they shall be subject to a 15% and 30% income tax rate on gross income, respectively. Technical assistance will be subject to a 15% rate, provided that Income Tax Law requirements are met. As stated in the foregoing paragraph, the withholding rate may vary in these cases or withholding may not be applicable based on the provisions set forth in a double tax treaty.

C.	Changes in the Income Tax Law in Colombia

Since 2021, several regulations have been published regarding income tax applicable to subsidiaries domiciled in Colombia:

a)	Law 2155 of Social Investment, whose amendments are effective as of 2022.

■	Increase of the income tax rate for legal entities to 35% as from 2022.

■	Discount of the Industry and Trade Tax (ICA) of 50% plus the tax for notices and boards paid during the taxable year. Effective only until fiscal year 2022.

■	Tax standardization: this tax is created as an additional tax on income, being the generating fact the omission of assets or declaring nonexistent liabilities. The rate of this new tax will be 17% and the taxable base will be the one established in section 2 of the social investment law. The standardization tax is not a deductible expense for the calculation of income tax.

■	Audit benefit: the term for the DIAN (Colombian tax authorities) to examine the years 2022 and 2023 income tax returns is extended, being the definitive terms 6 and 12 months. This benefit does not apply to companies with a tax of less than 71 UVT (tax value unit) or that have tax benefits due to their location in a specific geographical area.

b)	Law 2277 of Tax Reform for Equality and Social Justice, whose changes are in force since 2023.

■	New Minimum Tax The taxpayer and/or the business group to which it belongs must calculate an effective rate (adjusted income tax/debugged profit) which may not be less than 15%.

■	Limit of 3% of the taxable income for the addition of some non-taxable income, special deductions, exempt income and tax discounts.

■	For foreign companies and entities and non-domiciled individuals, the withholding rate increases for dividends from profits that have been considered as revenue not constituting income or occasional gain. In this case, the withholding rate would be 20% (10% in force until 2022).

■	The occasional income tax rate is set at 15% (10% effective until 2022)

D.	Tax Loss carryforward

In Peru the tax loss regime regulated by Section 50° of the Income Tax Law establishes two systems for offsetting tax losses:

Offsetting the loss with the net corporate income obtained during the four years following the period of its generation, year after year, until the amount disappears (A System). The uncompensated balance after such term may not be offset in the following periods.

Offsetting the loss with 50% of net corporate income obtained during the immediately following periods, year after year, until the amount disappears (B System).

By means of Legislative Decree 1481, published on May 8, 2020, exceptionally, the loss carryforward period under System A of loss offsetting, only for the total net corporate loss of Peruvian source obtained in the taxable year 2020, will be five (5) years.

In Chile, tax losses are set off against future taxable income with no expiration limit.

As of December 31, 2023, the total tax loss amounts to S/ 567.9 million (as of December 31, 2022, a total of S/616 million) and is composed as follows:

		Tax loss
	Tax	application	Estimate on Application			Statute of
	loss	method	2024	2025	Forward	limitations
Cumbra Peru S.A.	316,986	B	1,200	75,729	240,057	N/A
Vial y Vives - DSD S.A.	201,418	Not applicable	-	5,223	196,195	N/A
AENZA S.A.A.	22,237	A	22,237	-	-	2026
Transportadora de Gas Natural Comprimido Andino S.A.C.	15,532	B	375	390	14,767	N/A
Carretera Andina del Sur S.A.C.	9,025	B	471	450	8,104	N/A
Consorcio Vial del Sur	1,817	A	1,817	-	-	2027
Unna Energia S.A.	902	A	902	-	-	2026
	567,917		27,002	81,792	459,123

E.	The income tax shown in the consolidated statement of profit or loss comprises the following:

In thousands of soles	Note	2021	2022	2023
Current income tax		113,000	127,952	104,133
Deferred income tax	23	(66,595)	3,394	91,492
Income tax		46,405	131,346	195,625

F.	The Corporation’s income tax differs from the theoretical amount that would result from applying the Corporation entities’ weighted average income tax rate applicable to consolidated pretax income as follows:

In thousands of soles	2021	2022	2023
Profit (Loss) before income tax	(28,637)	(230,708)	336,746
Income tax by applying local applicable tax rates on profit generated in the respective countries	(7,879)	(68,537)	104,315
Tax effect on:
- Non-deductible expenses	33,489	143,627	32,564
- Change in prior years estimations	8,492	26,486	5,748
- Unrecognized deferred income tax asset	1,459	26,518	28,997
- Provision of tax contingencies	14,240	3,631	7,756
- Equity method (profit) loss	254	350	(888)
- Non-taxable income	(57)	(914)	(16)
- Minimum tax	-	-	17,149
- Other	(3,593)	185	-
Income tax	46,405	131,346	195,625

G.	The theoretical tax disclosed results from applying the income tax rate in accordance with the tax legislation of the country where each company that is part of the Corporation is domiciled. In this regard, companies domiciled in Peru, Chile, and Colombia applied in 2023 and 2022 income tax rates of 29.5%, 27%, and 35% respectively (29.5%, 27%, and 31% in 2021). Red Vial 5 S.A., Tren Urbano de Lima S.A., Concesionaria Via Expresa Sur S.A., and Unna Energia S.A. (Lots III and IV) have legal stability agreements signed with the Peruvian Government in force during the term of the associated concessions. Therefore, the consolidated theoretical amount is obtained from weighting the profit or loss before income tax and the applicable income tax rate.

		Profit/Loss
	Applicable	before
	Tax	Income	Income
	Rates	Tax	Tax
In thousands of soles	(A)	(B)	(A)*(B)
Country
2021
Peru	29.50%	(58,347)	(17,213)
Peru - Red Vial 5 S.A.	27.00%	40,473	10,928
Peru - Tren Urbano de Lima S.A.	30.00%	61,484	18,445
Peru - Via Expresa Sur S.A.	30.00%	(3,804)	(1,141)
Peru - Unna Energia S.A.	29.00%	24,699	6,916
Chile	27.00%	(71,692)	(19,357)
Colombia	35.00%	1,040	322
Bolivia	25.00%	59	15
Mexico	30.00%	(288)	(86)
Unrealized gains		(22,261)	(6,708)
		(28,637)	(7,879)

		Profit/Loss
	Applicable	before
	Tax	Income	Income
	Rates	Tax	Tax
In thousands of soles	(A)	(B)	(A)*(B)
Country
2022
Peru	29.50%	(353,545)	(104,295)
Peru - Red Vial 5 S.A.	27.00%	58,381	15,763
Peru - Tren Urbano de Lima S.A.	30.00%	101,086	30,326
Peru - Via Expresa Sur S.A.	30.00%	(118)	(35)
Peru - Unna Energia S.A.	29.00%	51,884	14,528
Chile	27.00%	(43,924)	(11,859)
Colombia	35.00%	2,685	940
Bolivia	25.00%	(158)	(40)
Mexico	30.00%	53	16
Unrealized gains		(47,052)	(13,881)
		(230,708)	(68,537)

		Profit/Loss
	Applicable	before
	Tax	Income	Income
	Rates	Tax	Tax
In thousands of soles	(A)	(B)	(A)*(B)
Country
2023
Peru	29.50%	61,468	18,133
Peru - Red Vial 5 S.A.	27.00%	59,388	16,035
Peru - Tren Urbano de Lima S.A.	30.00%	114,673	34,402
Peru - Via Expresa Sur S.A.	30.00%	(30)	(9)
Peru - Unna Energia S.A.	29.00%	33,502	9,381
Chile	27.00%	(35,001)	(9,450)
Colombia	35.00%	98,904	34,616
Mexico	30.00%	(642)	(193)
Unrealized gains		4,484	1,400
		336,746	104,315

H.	Income Tax Assessment

Peruvian Tax Authorities are entitled to examine and, if applicable, to correct the income tax calculated by the Company within the four years following the year of tax return filing, counted as from January 1 of the year after the filling of the corresponding tax return (years open to audit). Tax returns for years 2019 through 2023 are open for examination. Management considers that no significant liabilities will arise as a result of these income tax assessments. In addition, tax returns for years 2020 through 2023 are pending examination by the Chilean tax authorities, who are entitled to conduct examinations within a period of three years from the date of presentation of the respective tax returns. Likewise, in Colombia, tax returns for years 2021, 2022, and 2023 are pending examination by the Colombian tax authorities, who are entitled to conduct examinations within a period of two ears from the date of presentation of the respective tax return.

In addition, the declaration of National Emergency issued by government by means of Executive Order 044-2020-PCM and its amendments, suspended the term for limitations of the Tax Administration’s auditing from March 16, 2020 to June 10, 2020, i.e., for a period of eighty seven (87) calendar days.

Due to possible varied interpretations of the current legal regulations by the Tax Authorities, it is not possible to determine, to date, whether a future tax audit will result or not in liabilities for the Company; therefore, any difference that might arise from eventual tax audits would be applied to profit or loss for the period in which it is determined.

I.	Uncertainty over income tax treatments

The Corporation has performed an assessment of uncertain tax treatment positions in accordance with IFRIC 23 and determined, based on its tax compliance and transfer pricing study, that it is probable that its tax treatments will be accepted by the tax authorities. The Interpretation had no impact on the Corporation’s consolidated financial statements as of December 31, 2021, 2022 and 2023.

J.	Temporary Tax on Net Assets (ITAN)

It is applicable to the Corporate Income, whose taxable base is constituted by the adjusted net assets at the end of the fiscal year prior to payment, after deducting depreciation, amortization, legal reserve, and specific provisions for credit risk. The tax rate is 0.4% for year 2022 and 2023 and is applied to the amount of net assets exceeding S/ 1 million. It may be paid in cash or in nine consecutive monthly installments. The paid amount may be used as a credit against payments on account of General Regime of Income Tax for taxable periods from March to December of the fiscal period for which the tax was paid until maturity date of each of the payments on account, and against the payment for regularization of income tax of the corresponding taxable period. In the event a remaining balance is not applied, its refund could be requested. The Corporation has determined that its Temporary Tax on Net Assets in 2023 amounts to S/ 22.5 million (S/ 21.5 million in 2022).

K.	Tax on financial transactions

Tax on Financial Transactions (ITF) for the periods 2022 and 2023 was fixed at the rate of 0.005%. This tax is applied on debits and credits in bank accounts or movements of funds made through the financial system, unless the account is tax-exempt.

L.	Transfer pricing

For Income Tax determination purposes, transfer pricing for transactions carried out with related parties and with companies domiciled in territories with low or null taxation, shall be supported with documentation and information about the valuation methods used, and the criteria considered for pricing. Until fiscal year 2016, it was mandatory to submit a Transfer Pricing Sworn Statement and a Technical Study.

By means of Legislative Decree 1312, published on December 31, 2016 and effective January 1, 2017, the following formal obligations were established to replace the former ones: (i) presentation of a Local File (subject to materialization limits); (ii) presentation of a Master File (subject to materialization limits), and (iii) presentation of a Country-by-Country Reporting. The presentation of the Master File and the Country-by-country reporting will become obligatory from 2018 onwards.

In addition, the Decree 1312 also established that intra-group services with low added value shall not have a margin greater than 5% of their costs. Concerning the services rendered among related parties, taxpayers shall comply with the benefit test and provide the documentation and information under specific conditions for the deduction of costs or expenses.

Based on the analysis of operations of the Company, the Management and its legal advisors consider that, as a consequence of the application of these provisions, no material contingencies will arise as of December 31, 2022 and 2023.

M.	The current income tax payable – after applying the corresponding tax credits – maturing on the first week of April of the following year, mainly include the following:

■	Viva Negocio Inmobiliario S.A.C.	S/ 1.2 million in 2023 (S/ 40.5 million in 2022)

■	Tren Urbano de Lima S.A.	S/ 9.8 million in 2023 (S/ 3.3 million in 2022)

■	Aenza Servicios Corporativos S.A.C.	S/ 1.5 million in 2023

N.	Major amendments to Peruvian tax laws effective from January 1, 2021

i.	Accrual accounting concept

Legislative Decree 1425 introduced the definition of “legal accrual” for income tax purposes, applicable from 2019, stating that: a) income from transfer of goods occurs when i) control has been transferred (in accordance with IFRS 15); or ii) risk has been transferred to the acquirer (Risk Theory set out in the Civil Code), whichever occurs first; and b) income from service rendering occurs when realization level of the rendered service has been established.

The new legal accrual concept is applicable to lessees for determining the tax treatment of the expense associated with lease agreements regulated by IFRS 16 (e.g. operating leases for tax purposes).

The concept serving as comment will not be applicable for those entities accruing income or expenses for Income Tax in accordance with tax provisions establishing a special (sectorial) regime of accrual.

ii.	Deduction of expenses or costs incurred in transactions with non-domiciled parties

Legislative Decree 1369 requires that costs and/or expenses (including outbound interest) incurred with non-domiciled individuals must be paid effectively to be deducted in the year they were incurred. Otherwise, their impact on the determination of net income will be deferred to the year in which they are actually paid and the corresponding withholding will be applied.

This regulation eliminated the obligation to pay the amount equivalent to the withholding on the amount recorded as cost and/or expense.

iii.	Indirect credit

As from January 1, 2019, under certain requirements, domiciled entities receiving foreign inbound dividends may deduct as direct credit the income tax that would have been levied on the foreign dividends and the corporate income tax (indirect loan) paid by the tier 1 and tier 2 non-domiciled entity (provided they are in the same jurisdiction) that would have been applied to distribute the dividends from abroad.

iv.	Measures to implement the General Anti-avoidance Rule provided in the regulation XVI of Tax Code

Legislative Decree 1422 set up the procedure to implement the General Anti-avoidance Rule, mainly stating that: (i) it is applicable only in final audit procedures in which acts, events or situations that occurred since July 19, 2012, are reviewed; (ii) it is applicable only if there is a favorable opinion from a review committee composed of Tax Authorities’ officers (said opinion is not appealable); and (iv) final audit procedures, in which the General Anti-avoidance Rule is applicable, are not subject to the one (1) year term to request information from the audited parties.

On May 6, 2019, Executive Order 145-2019-EF was published in the Official Gazette El Peruano. This Decree approves the substantive and formal parameters for the application of the general anti-avoidance rule contained in Rule XVI of the Tax Code, thus, complying with the requirement to release the suspension established by Law 30230 for the application of said rule. Likewise, SUNAT Audit Procedure Regulations have been adapted for this purpose.

By means of Resolution 000184-2021/SUNAT, published on December 13, 2021, the members of the Review Committee of SUNAT referred to in Article 62-C of the Sole Ordered Text of the Tax Code were appointed, which states that when applying the Anti-avoidance Rule in an audit procedure, a report must be sent together with the audit file to the Review Committee.

v.	Joint and several liability of legal representatives and Directors

Legislative Decree 1422 establishes that from September 14, 2018, when an audited individual is subject to the General Anti-Avoidance Rule, there is joint and several liability of legal representatives due to fraud, gross negligence, or misuse of powers, unless proven otherwise. The aforementioned joint and several liability shall be attributed to said representatives provided that they collaborated in the design, approval or execution of the acts, situations or business relationships with an elusive purpose.

This regulation also applies to the members of the Board of Directors, indicating that they shall establish a tax strategy for the companies in which they act as directors, having to decide whether or not to approve the acts, situations or business relationships to be carried out within the framework of tax planning; they shall not delegate such responsibility.

Lastly, the members of the domiciled companies’ Board of Directors were granted a term, with maturity on March 29, 2019, to verify or modify the acts, situations or business relationships carried out within the tax planning and implemented as of September 14, 2018, that continue having tax effect to date.

Considering the maximum term established for compliance with said formal obligation, the aforementioned joint and several liability attributable to legal representatives and directors, and the absence of a definition of ‘tax planning’, it will be crucial to review any act, situation or economic relation that has: (i) increased tax allocation; and/or (ii) generated a lower payment of taxes for the aforementioned periods, in order to avoid the attribution of joint and several liability, both administratively and punitively, depending on the supervisory agent criterion. The latter, in case the company to be audited by the Tax Authorities is subject to the General Anti-Avoidance Rule.

vi.	Information related to ultimate beneficiaries

In line with the regulations to strengthen the fight against tax evasion and avoidance, as well as against money laundering and terrorism financing, as from August 3, 2018, provisions introduced by Legislative Decree 1372 are currently in force. The aforementioned decree requires the presentation of information related to ultimate beneficiaries to the competent authorities by means of a sworn statement of the ultimate beneficiaries. Said statement shall disclose the names of the natural persons that effectively retain ownership or control. Accordingly, it is mandatory to report the following information: (i) identification of the ultimate beneficiary; (ii) chain of title with its respective supporting documents; and (iii) identification of third parties that have said information, if applicable. It is also noted that the information related to the identification of the ultimate beneficiaries of legal persons and legal entities that will be provided to the competent authorities within the framework of these rules does not constitute a violation of professional secrecy nor is it subject to the restrictions on disclosure of information derived from confidentiality imposed by contract or by any legal or regulatory provision.

Likewise, by means of Superintendence Resolution 041-2022/SUNAT, effective as of March 25, 2022, the new parties obliged to file the sworn statement of the ultimate beneficiaries for fiscal years 2022 and 2023 (provided that they have not filed any in December 2019) were established.

The legal entities were obliged to file the sworn statement of the ultimate beneficiaries in accordance with the maturity schedule for monthly obligations for the period December 2022; however, by means of Superintendence Resolution 000278-2022/SUNAT, such due date was postponed until the period December 2023.

It should be taken into consideration that, if the sworn informative statement containing the information related to the ultimate beneficiaries is not filed, the legal representatives of the entity that failed to file such statement will be jointly and severally liable.

vii.	Indirect Transfer of Shares

Since January 1, 2019, an anti-avoidance measure has been applied to prevent the split of operations, which allows indirect transfer of shares of companies domiciled in Peru.

It is indicated that in order to establish whether in a twelve-month period the transfer of 10% or more of the capital of the Peruvian company has been complied with, the transfers made by the subject under analysis are considered, as well as those made to its related parties, whether they are executed through one or several simultaneous or successive operations. The relationship shall be established in accordance with provisions of article 32-A (b) of the Income Tax Law.

In addition, regardless of compliance with the provisions of the Income Tax Law, an indirect taxable transfer shall always be established when, over any period of 12 months, the total amount of transferred shares of the Peruvian legal person is equal to or greater than forty thousand (40,000) UIT.

Likewise, when the transferor is a non-domiciled legal person that has a branch office or any permanent establishment in Peru with allocated equity, the latter is considered a jointly liable party. Thus, the latter is required to provide information, among other, regarding the transferred shares or interest of the non-domiciled legal person.

viii.	Thin Capitalization

Beginning January 1, 2021, finance cost will be deductible up to 30% of the tax-EBITDA (Net Income – Loss Offsetting + Net Interest + Depreciation + Amortization) of the prior period. There are some exemptions regarding this 30% limit for banks, taxpayers whose income is lower than 2,500 UIT (tax units), infrastructure, public services, among others.

Executive Order 402-2021, published on December 30, effective as of December 31, 2021, amended the Income Tax Law Regulation that regulates the calculation of the tax EBITDA for purposes of the debt interest limit.

For fiscal years 2019 and 2020 the financial expense generated by indebtedness both between independent and related parties is subject to the thin capitalization limit of (3:1 Debt/Equity Ratio) calculated at the end of the previous fiscal year.

ix.	Other relevant changes

Within the framework of the delegation of powers to legislate on tax, fiscal, financial and economic reactivation matters, given to the Executive Branch (Law 31380), on December 30, 2021, the first tax regulations were published, among which the tax benefits approved for the Aquaculture and Forestry sector, the standardization of the cost for access to tax stability and the extension of the VAT exemptions stand out.

They extend the validity of some exonerations and tax benefits, specifically the following:

■	The exemptions contained in Appendices I and II of the Sales Tax Law were extended until December 31, 2025. Consequently, the sale of staple foods and basic services such as public transportation, among others, will not be levied with sales tax. Link to the regulation of comment: Law 31651.

■	The issuance of electronic money will not be levied with sales tax until December 31, 2024. Link to the regulation of comment: Legislative Decree 1519.

■	The refund of taxes levied on acquisitions with donations from abroad and imports from diplomatic missions is allowed until December 31, 2024: Link to the regulation of comment: Legislative Decree 1519.

In addition, Executive Order 1516, published on December 30, 2021, and in force as from December 31, 2021, established the standardization of the cost for access to the stability provided for in the Legal Stability Agreements under Legislative Decrees 662 and 757. Accordingly, such decree has modified Article 1 of Law 27342 that regulates such agreements. Therefore, receiving companies signing with the government stabilizes the Income Tax to be applied according to the regulations in force at the time of the subscription of the corresponding agreement, being applicable the current rate referred to in the first paragraph of Article 55 of the Income Tax Law at that time plus 2 (two) percentage points.

Likewise, Legislative Decree 1529, effective beginning on April 1, 2022, amended Law 28194 “Law for the Fight against Evasion and for the Formalization of the Economy”, regarding the cases in which means of payment must be used; the amount from which it is obligatory to use means of payment, and the obligation to report to the Tax Authority about payments made to third parties other than the creditor.